SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report:    July 12, 2000




                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS

      Through a series of transactions, the last of which was completed in July 2000, the Company finalized the sale of the assets and certain liabilities of its Gifts and Office Supplies divisions, consisting of Rivertown Button, Licensed Lifestyles, J-Mar and Sav-On Office Supplies. Cash from the sales totaled approximately $12,088,000. Estimated liabilities retained including contingencies relating to lease commitments and related cost total approximately $1,300,000. Proceeds from the sales will be used to liquidate the retained liabilities and reduce outstanding bank debt. The dispositions are being accounted for as discontinued operations for financial reporting purposes.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


          (b) Unaudited pro forma consolidated financial information


                               Tandycrafts, Inc.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma consolidated statements of operations for the years ended June 30, 1999, 1998, and 1997, and for the nine months ended March 31, 2000 and 1999 reflect the historical accounts of Tandycrafts, Inc. (the "Company") adjusted to give effect to the dispositions of the Company's Gift and Office Supply business segments as if the dispositions had occurred as of the beginning of each period presented.

     The following unaudited pro forma consolidated balance sheet as of March 31, 2000 reflects the historical consolidated balance sheet of the Company adjusted to give effect to the disposition of the Company's Gift and Office Supply business segments as if such dispositions had taken place on March 31, 2000.

     The unaudited pro forma consolidated financial information should be read in conjunction with the Company's historical financial statements and other disclosures included in the June 30, 1999 annual report or Form 10K and most recent quarterly reports on Form 10Q. The unaudited pro forma consolidated financial data is for informational purposes only. It is not necessarily indicative of the results of operations or the financial position which would have been attained had the dispositions been consummated at the foregoing dates and is not intended to project the Company's financial condition on any future date or results of operations for any future period.



Tandycrafts, Inc.
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended March 31, 2000
(In thousands, except per share data)


                                        HISTORICAL     DISCONTINUED     PRO FORMA
                                       CONSOLIDATED   OPERATIONS (1)   CONSOLIDATED
                                       ------------   --------------   ------------

Net sales                              $    119,115   $       29,931   $     89,184
Cost of goods sold                           81,713           19,136         62,577
                                       ------------   --------------   ------------
    Gross profit                             37,402           10,795         26,607

Selling, general and administrative          32,743            9,090         23,653
Depreciation and amortization                 3,362              566          2,796
                                       ------------   --------------   ------------
Operating income                              1,297            1,139            158

Interest expense, net                         2,701              771(2)       1,930
                                       ------------   --------------   ------------

Income (loss) before income tax             (1,404)              368         (1,772)

Provision (benefit) for income taxes          (463)              121           (584)
                                       ------------   --------------   ------------

Income (loss) from continuing
  operations                           $       (941)  $         247    $     (1,188)
                                       ============   ==============   ============


Loss per average common share -
  continuing operations
  Basic and Diluted                    $      (0.08)                   $      (0.10)
                                       ============                    ============

Weighted average common shares               12,049                          12,049



Tandycrafts, Inc.
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended March 31, 1999
(In thousands, except per share data)

                                        HISTORICAL     DISCONTINUED      PRO FORMA
                                       CONSOLIDATED   OPERATIONS (1)   CONSOLIDATED
                                       ------------   --------------   ------------

Net sales                              $    140,006   $       31,232   $    108,774
Cost of goods sold                          101,008           20,018         80,990
                                       ------------   --------------   ------------
    Gross profit                             38,998           11,214         27,784

Selling, general and administrative          43,588            9,139         34,449
Restructuring charge                          8,145                -          8,145
Depreciation and amortization                 2,918              811          2,107
                                       ------------   --------------   ------------

Operating income (loss)                     (15,653)           1,264        (16,917)

Interest expense, net                         1,600              629(2)         971
                                       ------------   --------------   ------------

Income (loss) before income tax             (17,253)             635        (17,888)

Provision (benefit) for income taxes         (4,471)             209         (4,680)
                                       ------------   --------------   ------------

Income (loss) from continuing
  operations                           $    (12,782)  $          426   $    (13,208)
                                       ============   ==============   ============


Loss per average common share - continuing
  operations
  Basic and Diluted                    $      (1.04)                   $      (1.08)
                                       ============                    ============

Weighted average common shares               12,236                          12,236



Tandycrafts, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended June 30, 1999
(In thousands, except per share data)


                                        HISTORICAL    DISCONTINUED      PRO FORMA
                                       CONSOLIDATED   OPERATIONS (3)   CONSOLIDATED
                                       ------------   --------------   ------------

Net sales                              $    194,698   $       57,830   $    136,868
Cost of goods sold                          139,525           39,157        100,368
                                       ------------   --------------   ------------
    Gross profit                             55,173           18,673         36,500

Selling, general and administrative          64,118           27,880         36,238
Restructuring charge                          8,145                -          8,145
Impairment of long lived assets               9,522            9,522              -
Depreciation and amortization                 4,327            1,567          2,760
                                       ------------   --------------   ------------
Operating loss                              (30,939)         (20,296)       (10,643)

Interest expense, net                         2,173              839(2)       1,334
                                       ------------   --------------   ------------

Loss from continuing operations
  before income tax                         (33,112)         (21,135)       (11,977)

Benefit for income taxes                     (9,279)          (6,844)        (2,435)
                                       ------------   --------------   ------------

Loss from continuing operations        $    (23,833)  $      (14,291)  $     (9,542)
                                       ============   ==============   ============

Loss per average common share -
  continuing operations
  Basic and Diluted                    $      (1.96)                   $      (0.78)
                                       ============                    ============

Weighted average common shares               12,182                          12,182



Tandycrafts, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended June 30, 1998
(In thousands, except per share data)


                                        HISTORICAL     DISCONTINUED     PRO FORMA
                                       CONSOLIDATED   OPERATIONS (3)   CONSOLIDATED
                                       ------------   --------------   ------------

Net sales                              $    232,495   $       62,144   $    170,351
Cost of goods sold                          153,484           39,795        113,689
                                       ------------   --------------   ------------
    Gross profit                             79,011           22,349         56,662

Selling, general and administrative          63,182           19,396         43,786
Loss on sale of business unit                   623                -            623
Depreciation and amortization                 4,828            1,562          3,266
                                       ------------   --------------   ------------
Operating income                             10,378            1,391          8,987

Interest expense, net                         3,259                -          3,259
                                       ------------   --------------   ------------

Income from continuing operations             7,119            1,391          5,728
before income tax

Provision for income taxes                    2,502              488          2,014
                                       ------------   --------------   ------------

Income from continuing operations      $      4,617   $          903   $      3,714
                                       ============   ==============   ============

Income per average common share -
  continuing operations
  Basic                                $       0.37                    $       0.29
                                       ============                    ============
  Diluted                              $       0.36                    $       0.29
                                       ============                    ============

Weighted average common shares
  Basic                                      12,645                          12,645
  Diluted                                    12,659                          12,659



Tandycrafts, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended June 30, 1997
(In thousands, except per share data)


                                        HISTORICAL     DISCONTINUED     PRO FORMA
                                       CONSOLIDATED   OPERATIONS (3)   CONSOLIDATED
                                       ------------   --------------   ------------

Net sales                              $    244,924   $       62,032   $    182,892
Cost of goods sold                          160,325           36,838        123,487
                                       ------------   --------------   ------------
    Gross profit                             84,599           25,194         59,405

Selling, general and administrative          79,185           21,860         57,325
Depreciation and amortization                 5,374            1,670          3,704
                                       ------------   --------------   ------------
Operating income (loss)                          40            1,664         (1,624)

Interest expense, net                         3,085                -          3,085
                                       ------------   --------------   ------------
Income (loss) from continuing
  operations before income tax               (3,045)           1,664         (4,709)

Provision (benefit) for income taxes         (1,127)             616         (1,743)
                                       ------------   --------------   ------------
Income (loss) from continuing
  operations                           $     (1,918)  $        1,048   $     (2,966)
                                       ============   ==============   ============

Income (loss) per average common share -
  continuing operations
  Basic and Diluted                    $      (0.15)                   $      (0.24)
                                       ============                    ============

Weighted average common shares               12,423                          12,423



Tandycrafts, Inc.
Pro Forma Consolidated Balance Sheet
As of March 30, 2000
 (In thousands, except per share data)

                                        HISTORICAL     DISCONTINUED     PRO FORMA
                                       CONSOLIDATED   OPERATIONS (4)   CONSOLIDATED
                                       ------------   --------------   ------------

                ASSETS
Current assets:

  Cash and short-term investments      $        913   $            -   $        913
  Trade accounts receivable, net of
    allowance for doubtful accounts          21,668            2,483         19,185
  Inventories, at lower of cost
    or market                                36,349            7,280         29,069
  Other current assets                        5,346              372          4,974
                                       ------------   --------------   ------------
        Total current assets                 64,276           10,135         54,141
                                       ------------   --------------   ------------

Property and equipment                       55,200            6,234         48,966
Less accumulated depreciation               (26,006)          (4,648)       (21,358)
                                       ------------   --------------   ------------
Net property and equipment                   29,194            1,586         27,608
                                       ------------   --------------   ------------

Other assets                                    586                -            586
Deferred tax assets                           7,634             (762)(5)      8,396
Investment in Discontinued Operations         5,371            5,371              -
Goodwill, net                                20,145              126         20,019
                                       ------------   --------------   ------------

TOTAL ASSETS                           $    127,206   $       16,456   $    110,750
                                       ============   ==============   ============


 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                     $     12,369   $        3,380   $      8,989
  Accrued liabilities and other              15,182              580         14,602
  Current portion of long-term debt           1,800            1,800              -
                                       ------------   --------------   ------------
        Total current liabilities            29,351            5,760         23,591


Long-term debt                               40,000            9,024         30,976
Other non-current liabilities                 1,292                -          1,292
                                       ------------   --------------   ------------

        Total liabilities                    70,643           14,784         55,859
                                       ------------   --------------   ------------

Stockholders' equity:
  Common stock, $1 par value,
    50,000,000 shares authorized,
    18,527,988 shares issued                 18,528                -         18,528
  Additional paid-in capital                 20,493                -         20,493
  Retained earnings                          41,534            1,672(6)      39,862
  Treasury shares at cost                   (23,992)               -        (23,992)
                                       ------------   --------------   ------------

        Total stockholders' equity           56,563            1,672         54,891
                                       ------------   --------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                               $    127,206   $       16,456   $    110,750
                                       ============   ==============   ============


Tandycrafts, Inc.
Pro Forma Financial Statements Footnote


1.Represents the historical results of operations of Sav-On Office Supplies for the nine month periods ended March 31, 2000 and 1999, which are being removed for pro forma purposes from the Company's consolidated results of operations for the same periods. Note that the operating results of and the estimated loss on the disposal of the Gift Division were reflected in discontinued operations in the financial statements as of March 31, 2000 and 1999.

2.Reflects the pro forma reduction of interest as a result of applying the proceeds of $12,088,000 to reduce the Company bank debt after liquidating the estimated retained liabilities of $1,264,000 assuming an interest rate of 9.5% and 7.75% for fiscal years 2000 and 1999, respectively.

3.Represents the historical results of operations of the disposed segments
  (Rivertown button, Licensed Lifestyles, J-Mar (the "Gift Division"), and Sav-On Office Supplies) for the three years ended June 30, 1999, 1998 and 1997, which are being removed for pro forma purposes from the Company's consolidated results of operations for the same periods.

4.Represents the book value of the assets and liabilities sold, net of deferred tax assets relating to the loss on disposal (see note 2).

5.Represents deferred tax benefit discussed in note 4.

6.Represents the estimated loss on the disposal of Sav-On Office Supplies plus the estimated additional loss on the disposal of the Gift division, net of related deferred tax benefit.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  July 27, 2000                      By:/s/ Michael J. Walsh
                                             -----------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  July 27, 2000                      By:/s/ James D. Allen
                                             -----------------------------
                                             James D. Allen, President
                                             and Chief Operating Officer


Date:  July 27, 2000                      By:/s/ Leo Taylor
                                             -----------------------------
                                             Leo Taylor, Senior Vice
                                             President of Finance
                                             (Principal Finance Officer)